UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
December 4, 2019
Date of Report (Date of earliest event reported)
 Planet Fitness, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37534	38-3942097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4 Liberty Lane West
Hampton, NH 03842
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (603) 750-0001
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 Par Value	PLNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.
On December 4, 2019, Planet Fitness, Inc. (the “Company”) entered into a $300 million accelerated share repurchase agreement (the “ASR Agreement”) with JPMorgan Chase Bank, National Association (the “Bank”). The Company will acquire shares under the ASR Agreement as part of its $500 million share repurchase authorization (the “Share Repurchase Authorization”). As of December 4, 2019, before giving effect to the ASR Agreement, $500 million remained available for share repurchases pursuant to the Share Repurchase Authorization.
Pursuant to the terms of the ASR Agreement, on December 5, 2019, the Company will pay the Bank $300 million in cash and will receive approximately 3.3 million shares of the Company’s Class A common stock. At final settlement, the Bank may be required to deliver additional shares to the Company, or, under certain circumstances, the Company may be required to deliver shares of its Class A common stock or may elect to make a cash payment to the Bank, based generally on the average of the daily volume-weighted average prices of the Company’s Class A common stock during the term of the ASR Agreement. The ASR Agreement contains provisions customary for agreements of this type, including provisions for adjustments to the transaction terms, the circumstances under which the ASR Agreement may be accelerated, extended or terminated early by the Bank and various acknowledgments, representations and warranties made by the parties to one another. Final settlement of the ASR Agreement is expected to be completed during the second quarter of 2020, although the settlement may be accelerated at the Bank’s option.
The foregoing description of the ASR Agreement is qualified in its entirety by reference to the ASR Agreement, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The descriptions in Item 1.01 are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Fixed Dollar Accelerated Share Repurchase Transaction Confirmation, dated December 4, 2019
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET FITNESS, INC.

By:	/s/ Dorvin Lively
Name: Title:	Dorvin Lively President and Chief Financial Officer
Dated: December 4, 2019